-------------------------------------------------------------------------------

                                   UAM FUNDS
                            FPA CRESCENT PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

                   Peter M. Whitman, Jr.
Norton H. Reamer   Trustee
Trustee, President and Chairman

                   William H. Park

                   Vice President
John T. Bennett, Jr.

Trustee
                   Michael E. DeFao

Nancy J. Dunn      Secretary

Trustee
                   Karl O. Hartmann

Philip D. English  Assistant Secretary

Trustee
                   Gary L. French

William A. Humenuk Treasurer

Trustee
                   Robert R. Flaherty

                   Assistant Treasurer
Charles H. Salisbury, Jr.

Trustee and
Executive Vice     Gordon M. Shone
President          Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 First Pacific Advisors, Inc.
 11400 West Olympic Boulevard
 Suite 1200
 Los Angeles, CA 90064

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ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

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CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

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LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square Philadelphia, PA 19103

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INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

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DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


LOGO                               UAM Funds

                            FPA CRESCENT PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                              SEPTEMBER 30, 1997

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets..........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15

--------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

October 19, 1997

Dear Fellow Shareholders:

Happy Anniversary. Ten years ago today the stock market plunged more than 20% in one day, "Black Monday," October 19, 1987. For many of us this is but a distant memory. For others, it is something that impacted somebody else; after all, ten years ago U.S. equity funds had investments of "only" $211.6 billion. Today that number has increased nine-fold to $1.9 trillion. Although fund performance has certainly aided this increase, new contributions account for well over $1 trillion. How much of this "new" money has seen a market correction? Even in 1987, the stock market ended the calendar year in the plus column. We must look back to 1977 to see a double-digit market decline for a full calendar year. We do not wish to ruin the party with such negativism while the bartender is still pouring. We want the party to proceed while we continue to invest in inexpensive companies, and we want and want and. . . .
The issue as we see it is that we like to buy on bad news and there just is not much of that around these days. As a result, we continue to preach conservatism.

Small-capitalization companies picked up steam in the third quarter. Small caps had been undervalued compared to large caps, but in this single quarter that gap substantively dissolved. The predominantly large-cap S&P 500 index increased 7.6% during this period, while the small-cap Russell 2000 index increased almost twice as much at 14.9%.

The comparative returns for Crescent and its relevant benchmark indices are shown below.

                                                         BALANCED
                              FPA                        BENCHMARK      LEHMAN
                           CRESCENT    FPA CRESCENT  60% RUSSELL 2500/ BROTHERS
  TIME PERIOD            INSTITUTIONAL INSTITUTIONAL       40%LB        GOV'T/   RUSSELL  S&P
(CALENDAR YEAR)              CLASS     SERVICE CLASS    GOV'T/CORP     CORPORATE  2500    500
---------------          ------------- ------------- ----------------- --------- ------- -----
Period Ended 9/30/97
  Year-To-Date..........     22.2%         20.7%          18.9 %         6.4 %   27.2 %  29.7%
  Third Quarter.........      9.2%          9.0%          10.0 %         3.5 %   14.4 %   7.6%
Annual
  1996..................     22.9%          --            12.6 %         2.9 %   19.0 %  23.3%
  1995..................     26.0%          --            26.7 %        19.2 %   31.7 %  37.5%
  1994..................      4.3%          --            (2.0)%        (3.5)%   (1.1)%   1.3%
From Inception*.........     19.5%         20.7%          14.5 %         6.7 %   19.6 %  21.7%

* Inception is 6/2/93. Returns from inception are annualized. The annualized performance of the Russell 2500, Lehman Brothers Government/Corporate, and S&P 500 indices begins 6/1/93. The data quoted represents past performance and is not indicative of future performance. An investment in the Portfolio may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. The table presents the performance of the Institutional Class shares which have been in existence since Cresent's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and 12B-1 fees assessed to that class.

People do not seem to think that the market will go down, just as in 1974 they did not think it would go up. At that time, they thought that we were in an economic and stock market Armageddon--with high inflation, a recession, and declining stock prices. In contrast, we currently live in a world of low inflation, low economic growth, and rapidly rising stock prices. We belong to the Equity Sect of Buddhism and this is our Nirvana. We do not believe that business and economic cycles have been abolished. We do know that we will continue to be here, as an anchor in future choppy seas.

Our economy has experienced tremendous productivity improvements which have allowed corporate margins to expand, and thus, more sales dollars to fall to the bottom line. This has aided in keeping inflation at historically low levels. We do, however, run the risk, as Morgan Stanley economist Stephen Roach said, "that investors (due to productivity improvements) are initially rewarded beyond their wildest dreams, but those rewards could eventually be wiped out by the powerful reflex reaction of a worker." The recently resolved United Parcel Service strike might be an early warning signal. Currently the United States stands at full employment. According to Federal Reserve Chairman Alan Greenspan, if the economy continues its growth path, that there will not be "wage pressures . . . strains credibility. The law of supply and demand has not been repealed."

We are not willing to assume risk for risk's sake. It is important to balance the desire for excellent returns with the need to preserve principal. This is a delicate balance. Proper investing requires seeking the upside, but not forgetting about the downside. We have seen mistakes in both directions, i.e., investors so concerned about making a ton of money that they do not consider the downside. Other investors have such fear of losing money that they forget about the upside. Either way, mediocre returns will be the result. We view the trade-off simplistically. We would not jump six feet from the roof of one 50-story building to another (without our lives being threatened, that is). We would, however, consider jumping from building to building at the first floor level if there was a pot of gold on the other side and grass below. That would be an intelligent risk. That is what we try to do and here are a couple of examples.

During the quarter, we purchased a position in AMERCO. You probably are more familiar with their largest subsidiary, U-Haul. AMERCO is the largest factor in the "do-it-yourself," one-way and local moving business. With their fleet of 89,000 trucks, they dominated their nearest competitor, who has a little more than a third as many trucks. AMERCO is also our nation's second largest manager of mini-storage facilities with 19.8 million square feet. Other assets include a property and casualty insurance company, a life insurance company, and a tremendous amount of net operating loss carryforwards (NOLs) that can shelter future earning. The value of these assets, if sold in the private market, would probably fetch something between $50 and $70 per share, and we acquired our position at $27, a 55% discount from the mid-point of that range. Furthermore, the company has the potential to earn $3.50 per share over the next couple of years, a 7.7x price/earnings multiple. Finally, it trades near book value. The management of this family-owned company has been pre-occupied the past six years with in-fighting amongst family members, resulting in a loss of focus and deteriorating profitability. In the past twelve months, resolutions have finally been reached that currently allow the company to refocus on its business. Our conclusion is that there is not much downside with a lot of potential for upside.

Although, in recent years, investors appear to have come to believe that stocks are safer than bonds, we continue to find excellent opportunities in the fixed income arena. We reviewed the rationale for our investment in the Charming Shoppes convertible bonds in our letter dated September 30, 1996. We originally purchased the bonds at $100 (par) in July of 1996. We have collected our 7.5% coupon while we have been waiting for their business to improve and for the stock to appreciate. The turn has taken longer in coming than originally thought and the stock has declined 16% from the level where it had been trading when we purchased the bonds. Meanwhile, as of this writing, the bonds are trading at $101, a 10.4% total return from our initial purchase and 27 percentage points better performance when compared to the common stock. Even though the stock has not performed as well as our original expectations, we have still achieved an adequate return. We did analyze the risk and reward correctly and determined that the bonds were a better value. Furthermore, we believe that the potential reward is still there and that we will capture 50% of the upside of the stock from current levels. Therefore if the stock trades at $10 per share in the next two years, these bonds should trade near $135. Meanwhile, the credit risk remains minimal, we collect coupon interest and own a bond in a company that has stockpiled enough cash to offset two thirds of the debt on its balance sheet.

Crescent's portfolio characteristics reveal that we hold securities that are, on average, much less expensive than the stock market.

RATIOS                                                              LEHMAN BROS.
(WEIGHTED AVERAGE)                   CRESCENT  RUSSELL 2500 S&P 500 GOV'T/CORP.
------------------                   --------- ------------ ------- ------------
Stocks
Price/Earnings 1997 est. ...........     16.5x    21.8x      21.9x
Price/Earnings 1998 est. ...........     15.0x    19.0x      19.1x
Price/Book..........................      2.4x     3.0x       4.0x
Dividend Yield......................      1.1%     1.3%       1.6%
Bonds
Duration............................ 4.4 years                       5.2 years
Maturity............................ 6.6 years                       9.8 years
Yield...............................      8.2%                            6.3%

The median market capitalization of companies held by Crescent is $367 million. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of September 30, 1997. These investments account for 32.9% of the portfolio's net assets, an increase of 4.6 percentage points since June 30. We view this positively in that we prefer to have a greater concentration in our favorite investments. In the future, we would hope to see this percentage increase even further.

  COMMON STOCK
  NCR Corporation3.8%
  AMERCO3.8%
  Storage Technology Corporation3.8%
  Foremost Corporation of America3.5%
  National R.V. Holdings, Inc.3.1%
  Price Enterprises, Inc.2.7%
  Reebok International Ltd.2.5%
  Michaels Stores, Inc.2.5%

  BONDS & NOTES
  U.S. Treasury Inflation-Indexed Notes, 3.375%, 1/15/074.7%
  Flagstar Corp. 10.875%, 12/01/02 Senior Notes2.5%

Crescent had the following net asset composition at September 30, 1997:

Common Stocks, Long.....................................................  53.8 %
Common Stocks, Short....................................................  (2.8)%
Preferred Stocks........................................................   4.5 %
Bonds & Notes...........................................................  23.7 %
Cash & Equivalents......................................................  20.8 %
                                                                         -------
  Total................................................................. 100.0 %
                                                                         =======

The stock market continues its upward ascent. The perception that interest rates will remain low allows for a sustainable level of valuation that is high by historic standards. A rise in interest rates or a decline in corporate earnings would certainly cause a stock market decline. I am not forecasting a level of inflation that would drive interest rates higher, nor do I see a recession on the horizon that would cause earnings to decline; however, we have had neither in so many years that we will eventually get one or the other. As the bumper sticker says, "Change is inevitable, except from a vending machine." We will continue to invest, regardless of the outlook for inflation or corporate earnings, as long as we continue to find opportunities where we are "paid to play."

Respectfully,

LOGO

Steven Romick
Portfolio Manager,
FPA Crescent Portfolio

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (53.8%)
-------------------------------------------------------------------------------
BANKS (1.4%)
  *HF Bancorp, Inc.........................................  87,500 $ 1,443,750
  Santa Barbara Bancorp....................................  12,000     579,000
                                                                    -----------
                                                                      2,022,750
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.0%)
  RJR Nabisco Holdings Corp................................  42,000   1,443,750
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.4%)
  Central Newspapers, Inc., Class A........................  10,000     742,500
  *Devon Group, Inc........................................  22,000     902,000
  News Corporation, Ltd., Spons. ADR, Pref. Ltd. Vtg. Ord.
   Shares..................................................  25,000     448,438
                                                                    -----------
                                                                      2,092,938
-------------------------------------------------------------------------------
CHEMICALS (0.3%)
  *Scotts Company, The.....................................  15,000     393,750
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.5%)
  Semi-Tech (Global) Ltd., Spons. ADR...................... 102,250     743,235
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.0%)
  *Day Runner, Inc.........................................  15,000     577,500
  *Guest Supply, Inc.......................................  59,100     916,050
                                                                    -----------
                                                                      1,493,550
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.9%)
  American Express Company.................................   5,000     409,375
  *Dundee Bancorp Inc., Class A............................  25,000     735,454
  Green Tree Financial Corporation.........................  40,000   1,880,000
  Ocean Financial Corp.....................................  16,000     568,000
  Phoenix Duff & Phelps Corporation........................  75,300     583,575
                                                                    -----------
                                                                      4,176,404
-------------------------------------------------------------------------------
HEALTH CARE (0.6%)
  *Medical Resources, Inc..................................  45,000     871,875
-------------------------------------------------------------------------------
INSURANCE (4.7%)
  Centris Group, Inc., The.................................  80,000   1,695,000
  Foremost Corporation of America..........................  87,500   5,162,500
                                                                    -----------
                                                                      6,857,500
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.8%)
  *IHOP Corp................................................  75,000 $ 2,681,249
--------------------------------------------------------------------------------
MANUFACTURING (6.0%)
  Coachmen Industries, Inc.................................. 138,000   2,622,000
  *Littelfuse, Inc..........................................  17,000     592,875
  *National R.V. Holdings, Inc.............................. 211,000   4,483,750
  *Recoton Corporation......................................  70,000     997,500
                                                                     -----------
                                                                       8,696,125
--------------------------------------------------------------------------------
MULTI-INDUSTRY (3.8%)
  *AMERCO................................................... 183,000   5,581,500
--------------------------------------------------------------------------------
REAL ESTATE (5.3%)
  Crown American Realty Trust............................... 325,000   3,148,437
  Price Enterprises, Inc.................................... 203,000   3,895,063
  Prime Retail, Inc. REIT...................................  50,000     781,250
                                                                     -----------
                                                                       7,824,750
--------------------------------------------------------------------------------
RETAIL (9.5%)
  *Good Guys, Inc., The..................................... 217,100   1,601,113
  *Homebase, Inc............................................ 118,700   1,068,300
  ++Limited, Inc., The......................................  76,000   1,857,250
  *Mac Frugal's Bargains-Close-outs Inc.....................  60,000   1,830,000
  *Maxim Group, Inc., The...................................  45,000     731,250
  ++@*Michaels Stores, Inc.................................. 117,200   3,581,925
  *Payless ShoeSource, Inc..................................  37,000   2,208,438
  *PriceSmart, Inc..........................................  50,750     926,187
                                                                     -----------
                                                                      13,804,463
--------------------------------------------------------------------------------
SERVICES (1.8%)
  *Pinkerton's, Inc......................................... 112,000   2,576,000
--------------------------------------------------------------------------------
TECHNOLOGY (9.3%)
  *Arrow Electronics, Inc...................................  43,000   2,494,000
  *NCR Corporation.......................................... 160,000   5,590,000
  *Storage Technology Corporation........................... 116,000   5,546,250
                                                                     -----------
                                                                      13,630,250
--------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TEXTILES & APPAREL (2.5%)
  *Reebok International Ltd.............................     75,500 $ 3,675,906
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $61,250,425)..................             78,565,995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PREFERRED STOCKS (4.5%)
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.1%)
  RJR Nabisco Holdings Corp., 10.00%, 12/31/44, Series
   T....................................................      6,450     164,072
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.4%)
  AMC Entertainment, Inc., $1.75, 12/31/49 Cv...........     19,000     640,062
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
  Crown American Realty Trust 11.00%, 7/31/07, Series A.     56,600   3,028,100
  GPA Group plc 10.00% Cv. .............................      5,763     579,182
  Phoenix Duff & Phelps Corporation, $1.50, 11/1/15, Se-
   ries A Cv............................................      9,730     266,359
                                                                    -----------
                                                                      3,873,641
-------------------------------------------------------------------------------
REAL ESTATE (1.3%)
  Prime Retail Inc., 8.50%, 3/31/99 Series B Cv. REIT...     24,300     589,275
  Walden Residential Properties, Inc., 9.20%, 12/31/06..     50,000   1,292,187
                                                                    -----------
                                                                      1,881,462
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $6,247,675)................              6,559,237
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS (19.0%)
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.9%)
  Busse Broadcasting Corp., 11.625%, 10/15/00........... $  427,000     457,958
  Continental Cablevision, Inc., 11.00%, 6/1/07.........    800,000     897,593
                                                                    -----------
                                                                      1,355,551
-------------------------------------------------------------------------------
CONSUMER STAPLES (0.1%)
  Playtex Family Products Corp., 9.00%, 12/15/03........    150,000     153,000
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.9%)
  #International Semi-Tech Microelectrics, Inc., 0.00%,
   8/15/03..............................................  2,000,000   1,280,000
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.8%)
  Trump Atlantic City Associates, 11.25%, 5/1/06........  2,700,000   2,629,125
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.9%)
  GPA Delaware, Inc., 8.75%, 12/15/98.................... $  300,000 $  306,000
  Local Financial Corp., 11.00%, 9/8/04..................  1,000,000  1,047,500
                                                                     ----------
                                                                      1,353,500
-------------------------------------------------------------------------------
HEALTH CARE (0.6%)
  NovaCare, Inc., 5.50%, 1/15/00 Cv......................    900,000    862,875
-------------------------------------------------------------------------------
INDUSTRIAL (3.9%)
  Flagstar Corp. Senior Notes, 10.875%, 12/1/02..........  3,500,000  3,622,500
  Flagstar Corp. Senior Notes, 10.75%, 9/15/01...........    600,000    618,750
  Homestake Mining Company, 5.50%, 6/23/00 Cv............  1,500,000  1,462,500
                                                                     ----------
                                                                      5,703,750
-------------------------------------------------------------------------------
MANUFACTURING (0.1%)
  Triangle Pacific Corp., 10.50%, 8/1/03.................    140,000    150,500
-------------------------------------------------------------------------------
REAL ESTATE (2.6%)
  Alexander Haagen Properties, Inc., Series A, 7.50%,
   1/15/01 Cv............................................    975,000    975,000
  Alexander Haagen Properties, Inc., Series B, 7.50%,
   1/15/01 Cv............................................  2,375,000  2,375,000
  Rockefeller Center Properties, Inc., 0.00%, 12/31/00...    700,000    493,500
                                                                     ----------
                                                                      3,843,500
-------------------------------------------------------------------------------
RETAIL (4.1%)
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv..............  2,900,000  3,132,000
  Genesco Inc., 10.375%, 2/1/03..........................    350,000    364,438
  Michaels Stores, Inc., 10.875%, 6/15/06................    900,000    999,000
  Sports Authority, Inc., The 5.25%, 9/15/01 Cv..........  1,525,000  1,412,531
                                                                     ----------
                                                                      5,907,969
-------------------------------------------------------------------------------
SERVICES (0.7%)
  EMCOR Group, Inc., Series C, 11.00%, 12/15/01..........    223,900    236,214
  Fleming Companies, Inc., 10.625%, 12/15/01.............    750,000    802,500
                                                                     ----------
                                                                      1,038,714
-------------------------------------------------------------------------------
TECHNOLOGY (1.0%)
  Reptron Electronics, Inc., 6.75%, 8/1/04 Cv............  1,500,000  1,445,625
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                FACE
                               AMOUNT      VALUE+
-----------------------------------------------------
CORPORATE BONDS--(CONTIN-
 UED)
-----------------------------------------------------
TELECOMMUNICATIONS (1.4%)
  Mobile Telecommunication
   Technologies Corp.,
   13.50%, 12/15/02........  $1,750,000 $  1,999,375
-----------------------------------------------------
TOTAL CORPORATE BONDS (COST
 $26,659,295)................             27,723,484
-----------------------------------------------------
-----------------------------------------------------
U.S. TREASURY OBLIGATION
 (4.7%)
-----------------------------------------------------
  **U.S. Treasury
   Inflation-Indexed Notes,
   3.375%, 1/15/07
   (Cost $6,959,940)......... 7,000,000    6,868,750
-----------------------------------------------------
-----------------------------------------------------
SHORT TERM INVESTMENTS
 (18.8%)
-----------------------------------------------------
COMMERCIAL PAPER
  CIT Group Holdings, Inc.,
   5.47%, 10/6/97..........   5,000,000    4,996,201
  Coca Cola Company, The,
   5.43%, 10/6/97..........   5,000,000    4,996,230
  General Mills, Inc.,
   5.47%, 10/24/97.........   5,000,000    4,982,526
  Kimberly-Clark Corpora-
   tion, 5.48%, 10/6/97....   4,000,000    3,996,956
                                        ------------
                                          18,971,913
-----------------------------------------------------
REPURCHASE AGREEMENT
  Chase Securities, Inc.,
   5.85%, dated 9/30/97,
   due 10/01/97, to be re-
   purchased at $8,492,380,
   collateralized by
   $8,223,000 of various
   U.S. Treasury Notes
   5.625%-7.875%, due
   2/28/01-3/31/02, valued
   at $8,491,148...........   8,491,000    8,491,000
-----------------------------------------------------
TOTAL SHORT TERM INVEST-
 MENTS (18.8%) (COST
 $27,462,913)..............               27,462,913
-----------------------------------------------------
TOTAL INVESTMENTS (100.8%)
 (COST $128,580,248).......              147,180,379
-----------------------------------------------------
OTHER ASSETS AND LIABILI-
 TIES (NET) (-0.8%)........               (1,177,950)
-----------------------------------------------------
NET ASSETS (100%)..........             $146,002,429
-----------------------------------------------------
-----------------------------------------------------
                               NO. OF
                             CONTRACTS
-----------------------------------------------------
WRITTEN CALL OPTIONS
  Michaels Stores, Inc.,
   expiring 12/20/97,
   Strike Price $30........          50 $     17,813
  Michaels Stores, Inc.,
   expiring 12/20/97,
   Strike Price $25........         300      202,500
  Michaels Stores, Inc.,
   expiring 3/21/98, Strike
   Price $30...............          50       25,000
                                        ------------
   (Premiums Received
    $128,161)..............             $    245,313
-----------------------------------------------------
-----------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
September 30, 1997 (Unaudited)

   The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
COMMON STOCKS
  Abercrombie & Fitch Company, Class A....................... 13,000 $  341,250
  Bed Bath & Beyond Inc......................................  6,000    210,750
  Intimate Brands, Inc....................................... 58,400  1,361,450
  Nabisco Holdings Corp...................................... 33,000  1,404,562
  News Corporation, Ltd., Spons. ADR, Pref................... 16,500    337,219
  Regal Cinemas, Inc.........................................  4,500    120,937
  Singer Company N.V., The................................... 15,000    257,813
  Warnaco Group, Inc., The...................................  4,000    127,000
                                                                     ----------
   (Total Proceeds $3,588,702)...............................        $4,160,981
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   + See Note A to Financial Statements.
  ++ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
   * Non-Income Producing Security.
  ** Principal amount indexed to inflation rate.
   # Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
   @ All, or a portion of these shares, have been pledged pending expiration of written call options.
ADR American Depositary Receipt.
REIT Real Estate Investment Trust.

FPA CRESCENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $128,580,248
                                                                   ============
 Investments, at Value (Including Repurchase Agreements of
  $8,491,000) (Note A)............................................ $147,180,379
 Cash.............................................................      154,388
 Receivable for Securities Sold Short (Note A)....................    3,588,703
 Receivable for Portfolio Shares Sold.............................      861,657
 Deposits with Brokers for Securities Sold Short (Note A).........    1,531,821
 Dividends and Interest Receivable................................      720,763
 Other Assets.....................................................       51,726
-------------------------------------------------------------------------------
  Total Assets....................................................  154,089,437
-------------------------------------------------------------------------------
LIABILITIES
 Securities Sold Short, at Value (Proceeds $3,588,702) (Note A)...    4,160,981
 Payable for Investments Purchased................................    3,444,451
 Payable for Portfolio Shares Redeemed............................       68,886
 Payable for Investment Advisory Fees (Note B)....................      100,309
 Payable for Administrative Fees (Note C).........................       12,792
 Payable for Custodian Fees (Note D)..............................       15,168
 Payable for Trustees' Fees (Note G)..............................          713
 Written Call Options at Value (Premium Received $128,161) (Note
  A)..............................................................      245,313
 Dividend Payable on Securities Sold Short (Note A)...............       15,064
 Payable for Distribution and Service Fees (Note E)...............        7,939
 Other Liabilities................................................       15,392
-------------------------------------------------------------------------------
  Total Liabilities...............................................    8,087,008
-------------------------------------------------------------------------------
NET ASSETS........................................................ $146,002,429
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $125,128,617
 Undistributed Net Investment Income..............................    1,563,112
 Accumulated Net Realized Gain....................................    1,400,000
 Unrealized Appreciation..........................................   17,910,700
-------------------------------------------------------------------------------
NET ASSETS........................................................ $146,002,429
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets....................................................... $131,204,817
 Net Asset Value, Offering and Redemption Price Per Share
  8,325,228 shares outstanding (unlimited authorization, no par
  value).......................................................... $      15.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets....................................................... $ 14,797,612
 Net Asset Value, Offering and Redemption Price Per Share 942,485
  shares outstanding (unlimited authorization, no par value)...... $      15.70
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997 (Unaudited)

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest........................................................... $ 1,768,353
 Dividends..........................................................     502,561
---------------------------------------------------------------------------------
  Total Income......................................................   2,270,914
---------------------------------------------------------------------------------
EXPENSES
 Advisory Fees (Note B).............................................     495,708
 Administration Fees (Note C).......................................      74,155
 Custodian Fees (Note D)............................................      10,168
 Trustees' Fees (Note G)............................................       7,064
 Registration and Filing Fees.......................................      24,467
 Auditing Fees......................................................       7,006
 Legal Fees.........................................................      14,426
 Reports to Shareholders............................................      17,482
 Short Sale Dividend Expense (Note A)...............................      27,580
 Distribution and Service Fees (Note E).............................       8,091
 Account Services Fees (Note F).....................................         914
 Miscellaneous......................................................      19,456
---------------------------------------------------------------------------------
  Net Expenses......................................................     706,517
---------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................................   1,564,397
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments........................................................   1,315,407
 Securities Sold Short..............................................     112,731
 Written Options....................................................     (27,523)
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND WRITTEN
 OPTIONS............................................................   1,400,615
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments........................................................  13,986,487
 Securities Sold Short..............................................    (467,515)
 Written Options....................................................    (131,341)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..................  13,387,631
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND WRITTEN OPTIONS..  14,788,246
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $16,352,643
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      SEPTEMBER 30,   YEAR ENDED
                                                           1997        MARCH 31,
                                                       (UNAUDITED)       1997
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................    $  1,564,397   $   852,987
 Net Realized Gain.................................       1,400,615     2,104,855
 Net Change in Appreciation/Depreciation...........      13,387,631     2,190,347
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...........................................      16,352,643     5,148,189
----------------------------------------------------------------------------------
DISTRIBUTIONS:
NET INVESTMENT INCOME:
 Institutional Class...............................        (338,423)     (676,369)
 Institutional Service Class.......................          (2,044)          --
NET REALIZED GAIN:
 Institutional Class...............................        (401,652)   (2,597,975)
 Institutional Service Class.......................          (2,484)          --
----------------------------------------------------------------------------------
  Total Distributions..............................        (744,603)   (3,274,344)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (A)
INSTITUTIONAL CLASS:
 Issued............................................      58,033,056    40,848,380
   --In Lieu of Cash Distributions.................         659,391     3,165,120
 Redeemed..........................................      (7,754,060)   (2,293,356)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.....      50,938,387    41,720,144
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS:
 Issued............................................      14,282,634        31,597
   --In Lieu of Cash Distributions ................           4,504           --
 Redeemed..........................................        (481,450)          --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares..........................................      13,805,688        31,597
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....      64,744,075    41,751,741
----------------------------------------------------------------------------------
 Total Increase....................................      80,352,115    43,625,586
NET ASSETS:
 Beginning of Period...............................      65,650,314    22,024,728
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $1,563,112 and $339,182,
  respectively)....................................    $146,002,429   $65,650,314
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(A) SHARES ISSUED AND REDEEMED:
INSTITUTIONAL CLASS
 Shares Issued.....................................       3,933,020     3,063,181
 In Lieu of Cash Distributions.....................          46,737       247,300
 Shares Redeemed...................................        (529,348)     (174,536)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.....       3,450,409     3,135,945
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
 Shares Issued.....................................         972,079         2,349
 In Lieu of Cash Distributions.....................             322           --
 Shares Redeemed...................................         (32,265)          --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares..........................................         940,136         2,349
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                            INSTITUTIONAL
                                          INSTITUTIONAL CLASS                               SERVICE CLASS
                          -------------------------------------------------------- -------------------------------
                           SIX MONTHS                                               SIX MONTHS
                              ENDED                                                    ENDED
                          SEPTEMBER 30,   YEARS ENDED MARCH 31,     JUNE 2, 1993+  SEPTEMBER 30, JANUARY 24, 1997+
                              1997       -------------------------        TO           1997             TO
                           (UNAUDITED)    1997     1996     1995    MARCH 31, 1994  (UNAUDITED)   MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  13.46     $ 12.67  $ 11.23  $ 10.96     $ 10.00        $ 13.43         $ 13.12
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.16        0.31     0.40     0.21        0.13           0.16            0.03
 Net Realized and
  Unrealized Gain on
  Investments...........        2.27        2.16     2.29     0.77        0.99           2.24            0.28
------------------------------------------------------------------------------------------------------------------
 Total from Investment
  Operations............        2.43        2.47     2.69     0.98        1.12           2.40            0.31
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.06)      (0.34)   (0.37)   (0.18)      (0.10)         (0.06)            --
 Net Realized Gain......       (0.07)      (1.34)   (0.88)   (0.53)      (0.06)         (0.07)            --
------------------------------------------------------------------------------------------------------------------
 Total Distributions....       (0.13)      (1.68)   (1.25)   (0.71)      (0.16)         (0.13)            --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $  15.76     $ 13.46  $ 12.67  $ 11.23     $ 10.96        $ 15.70         $ 13.43
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............       18.13%**    20.61%   24.71%    9.35%      11.40%**       17.95%**         2.36%**
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $131,205     $65,619  $22,025  $15,990     $10,174        $14,797         $    32
Ratio of Expenses to
 Average Net Assets:
 Before Expense
  Reimbursement.........        1.35%*      1.60%    1.59%    1.65%       1.86%*         1.60%*          1.85%*
 After Expense
  Reimbursement.........        1.35%*      1.57%    1.59%    1.65%       1.85%*         1.60%*          1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets:
 Before Expense
  Reimbursement.........        3.18%*      2.77%    3.35%    2.16%       1.60%*         2.93%*          2.56%*
 After Expense
  Reimbursement.........        3.18%*      2.80%    3.35%    2.16%       1.61%*         2.93%*          2.56%*
Portfolio Turnover Rate.           9%**       45%     100%     101%         89%**           9%**           45%
Average Commission Rate
 Paid#..................    $ 0.0559     $0.0521      N/A      N/A         N/A        $0.0559         $0.0521
------------------------------------------------------------------------------------------------------------------

*  Annualized.
** Not Annualized.
+  Commencement of Operations.
# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

                            FPA CRESCENT PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At September 30, 1997, the UAM Funds were composed of 41 active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The cost for federal income tax purposes was $128,580,248. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $18,600,131. This consisted of aggregate gross unrealized appreciation for all securities of $19,089,684 and aggregate gross unrealized depreciation for all securities of $489,553.

                            FPA CRESCENT PORTFOLIO

  3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  4. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  5. SHORT SALES: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay fees which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

                            FPA CRESCENT PORTFOLIO

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

  6. OPTIONS AND FUTURES CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  During the six months ended September 30, 1997, the Portfolio participated in writing covered call options. The Portfolio had option activity as follows:

                                                              NO. OF   PREMIUMS
                                                             CONTRACTS  (000)
                                                             --------- --------
   Options outstanding at March 31, 1997....................     20    $ 18,439
   Options written during the period........................    700     193,856
   Options closed during the period.........................   (320)    (84,134)
                                                               ----    --------
   Options outstanding at September 30, 1997................    400    $128,161
                                                               ====    ========

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

                            FPA CRESCENT PORTFOLIO

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement") with the UAM Funds. Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended September 30, 1997, UAM Fund Services, Inc. earned $74,155 from the Portfolio as Administrator of which $48,964 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations.

                            FPA CRESCENT PORTFOLIO

F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended September 30, 1997, the Portfolio had no borrowings under the agreement.

I. PURCHASES AND SALES: For the six months ended September 30, 1997, the Portfolio made purchases of approximately $63,725,894 and sales of approximately $6,502,005 of investment securities other than long-term U.S. Government and short-term securities.

J. OTHER: At September 30, 1997, 45% of total shares outstanding were held by 1 record shareholder owning more than 10% of the aggregate total shares outstanding of the Institutional Class Shares.

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